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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 22, 1997
                                                        -----------------


                                    AgriBioTech, Inc.
                                   ------------------
             (Exact name of registrant as specified in its charter)

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
                 Nevada                    0-19352                   85-0325742
            ---------------            ---------------           ------------------
     (State or Other Jurisdiction    (Commission File Number)   (IRS Employer Ident. No.)
     of Incorporation)
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             2700 Sunset Road, Suite C-25, Las Vegas, Nevada   89120
           ------------------------------------------------------------
               (Address of Principal Executive Offices)       (Zip Code)


                                (702) 798-1969
                 --------------------------------------------
               Registrant's telephone number, including area code
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Item 5. Other Events.
        ------------

     On October 22, 1997, AgriBioTech, Inc., a Nevada corporation (the "Registrant"), completed the acquisition of certain tangible and intangible assets of Ramy Commercial Property, Inc. ("Ramy"), a Wisconsin corporation, and LaCrosse Seed Corporation ("LaCrosse"), a Wisconsin corporation and wholly-owned subsidiary of Ramy (Ramy and LaCrosse collectively, the "Sellers"), pursuant to an Asset Purchase Agreement, dated October 22, 1997 (the "Purchase Agreement"), by and among the Registrant, Seed Mart, Inc. ("SeedMart"), a Nevada corporation and wholly-owned subsidiary of the Registrant, Ramy, and LaCrosse. The aggregate purchase price (the "Purchase Price") was $7,000,000, payable in cash and shares of common stock of the Registrant. The parties agreed that the effective date of the acquisition, for both tax and accounting purposes, shall be prior to the opening of business on July 1, 1997.

     The Sellers' business consists primarily of buying and selling various farm seeds including, but not limited to, forage, turfgrasses, soybeans and hybrid corn seeds.

     At the closing, Michael P. Ramy, Sr. and David T. Ramy, Sr. entered into Non-Competition Agreements in consideration for which they each received $500,000 in immediately available funds and options to purchase 140,000 shares of Registrant's common stock.

     The Registrant funded the Purchase Price through working capital and the issuance of shares of its common stock.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (a) Financial Statements of Business Acquired--None.

         (b) Pro-forma financial information--None.

         (c)  Exhibits.

              2.1  Purchase Agreement.

              2.2  Omitted Schedules and Exhibits to the Purchase Agreement.

                                      -2-
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                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                           AGRIBIOTECH, INC.
                                                             (Registrant)



Date: November 6, 1997                                     /s/ Henry A. Ingalls
                                                           ---------------------
                                                           Henry A. Ingalls,
                                                           Vice President



                                 EXHIBIT INDEX
                                 -------------


Exhibit No.    Description
-----------    -----------

   2.1         Purchase Agreement.

   2.2         Omitted Schedules and Exhibits to the Purchase Agreement.